FURNITURE AND EQUIPMENT (Tables)	12 Months Ended
Sep. 30, 2012
FURNITURE AND EQUIPMENT
Schedule of cost and accumulated depreciation of property and equipment

	As of and For the Year Ended September 30,
	2012	2011

Furniture and equipment	$41,200	$41,200
Computer software	1,174,169	1,137,164
Work in process	505,014	—
	1,720,383	1,178,364

Less accumulated depreciation	(1,155,356)	(1,068,308)

Furniture and equipment - net	$565,027	$110,056